Call Now...

We need your vote for a Quorum.

Vote "Yes" - to merge the Muir California Tax-Free Portfolio into the broader based, taxable Citizens Income Portfolio:

[arrow right] Increase Efficiency

[arrow right] Reduce expenses

[arrow right] Continue your socially responsible investment in a conservative, fixed income portfolio

[graphic of hand pushing lever]
FULL SPEED AHEAD

If you have not yet voted, the Board of Trustees urges you to Vote "Yes" for the reorganization of the Muir Portfolio. We will be calling you soon to solicit your vote, or Call Us Now: 1-800-223-7010

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The small size of the Muir has made it prohibitively expensive to maintain. The reimbursements and fee waivers that have artificially propped up the return of the Muir California Tax-Free Income Portfolio will be removed soon. Consequently, the tax-equivalent return of the portfolio will drop.

                           Six Month Return
                           (ending 6/30/97)
                           Income      Muir
                           Portfolio   Portfolio

Tax-equivalent return
with reimbursement         3.64%       3.64%

Tax-equivalent return
without reimbursement      3.64%       3.16%

The Board of Trustees recommends that Muir shareholders vote to combine the Muir Portfolio and the Citizens Income Portfolio, thus continuing your investment in a socially responsible portfolio that has an investment objective of high current income (although no longer tax-free).

In the Trustees' opinion, the advantages offered by the much larger Income Portfolio, through historically better performance and lower expenses, will outweigh the advantages of holding tax-free securities in the Muir Portfolio.

We will be calling you soon to solicit your vote on this reorganization.

[Citizens Trust logo]

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